UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ 07702	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

InterCloud Systems, Inc., a Delaware corporation (the “Company”, “we,” “us,” or “our”) entered into a Securities Purchase Agreement (the “First Securities Purchase Agreement”), effective as of August 6, 2015, with the investor party thereto (the “First Lender”), whereby we issued to the First Lender a (i) 12% Senior Convertible Note (the “First Note”), dated August 6, 2015, in the original principal amount of $2,105,263 and (ii) 20,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). Aegis Capital Corp. served as the placement agent in connection with this private placement.

The Company entered into a second Securities Purchase Agreement (the “Second Securities Purchase Agreement”), effective as of August 11, 2015, with the investor party thereto (the “Second Lender”), whereby we issued to the Second Lender a (i) 12% Senior Convertible Note (the “Second Note”), dated August 11, 2015, in the original principal amount of $526,315.75 and (ii) 5,000 shares of Common Stock.

Each of the First Note and Second Note (the “Notes”) have a term of 18 months from the date of their respective issuance, and are convertible into the Company’s Common Stock at a conversion price equal to $2.00 per share, subject to adjustment as set forth in the Notes. The Company may elect to pay interest on the Notes in either cash or Common Stock. Each note shall amortize in twelve installments beginning on the six month anniversary of such note’s issuance. The First Lender or Second Lender may elect to have the Company redeem the First Note or Second Note, respectively, upon the occurrence of certain events, including the Company’s completion of a $10,000,000 underwritten offering. The Notes contain standard events of default.

As previously disclosed in Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on each of December 8, 2014, and May 18, 2015, the Company entered into a Bridge Financing Agreement, effective as of December 3, 2014 (the “Agreement”), with a third party (the “Lender”), pursuant to which the Company issued and sold to such Lender two 12% senior secured notes in the aggregate principal amount of $4,000,000 (the “Prior Notes”), and two four-year warrants exercisable for up to an aggregate of 400,000 shares of our common stock, at an exercise price of $5.00 per share, subject to adjustment as set forth therein (the “Prior Warrants”). Pursuant to an amendment to the Agreement dated as of May 15, 2015 (the “Amendment”), the Company, among other things (i) issued and sold to the Lender a $2,000,000 aggregate principal amount senior secured convertible note having substantially the same terms and conditions as the Prior Notes (the “New Note”), (ii) issued to the Lender a new four-year warrant, exercisable for up to 50,000 shares of our common stock, with an exercise price of $3.93, subject to adjustment as set forth therein (the “Restructuring Warrant”), (iii) extended the maturity date of the Prior Notes to match the maturity date of the New Note, such that the maturity date of all three Notes, subject to certain exceptions as provided in the Agreement, is May 15, 2016, (iv) made the Prior Notes convertible into shares of our common stock at an exercise price of $3.75 per share, and (v) added the same amortization provision to the Prior Notes as is in the New Note requiring the Company to make three amortization payments to the Lender of $1,125,000 each on each of September 1, 2015, December 1, 2015 and March 1, 2016, so that each of the Prior Notes and the New Note receives its pro-rata portion of each $1,125,000 amortization payment.  Pursuant to amendment no. 2 to the Agreement, dated as of August 12, 2015 (“Amendment No. 2”), the Company and Lender have agreed to (i) reduce the conversion price of the Prior Notes to $2.00 per share, (ii) cancel the Restructuring Warrant and (iii) change the date of the initial amortization payment, such that the date of the three amortization payments will now be December 1, 2015, January 5, 2016 and March 1, 2016. A managing director in the Investment Banking department of Aegis may be deemed an affiliate of the Lender.

The foregoing description of the First Securities Purchase Agreement, the First Note, the Second Securities Purchase Agreement, the Second Note and Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated by reference herein. The provisions of the First Securities Purchase Agreement, the First Note, the Second Securities Purchase Agreement, the Second Note and Amendment No. 2, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the SEC.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of August 6, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.2	12% Senior Convertible Note, dated August 6, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Lender party thereto.

10.3	Securities Purchase Agreement, effective as of August 11, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.4	12% Senior Convertible Note, dated August 11, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Lender party thereto.

10.5	Amendment No. 2 to Bridge Financing Agreement, dated as of August 12, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Lender party thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: August 12, 2015	By:	/s/ Mark E. Munro
Mark E. Munro Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of August 6, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.2	12% Senior Convertible Note, dated August 6, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Lender party thereto.

10.3	Securities Purchase Agreement, effective as of August 11, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Investor party thereto.

10.4	12% Senior Convertible Note, dated August 11, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Lender party thereto.

10.5	Amendment No. 2 to Bridge Financing Agreement, dated as of August 12, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Lender party thereto.

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